UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On May 29, 2013, Resolute Energy Corporation (the “Company”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with SPO Advisory Corp. and certain of its affiliates (the “Holders”), which collectively beneficially own approximately 29% of the Company’s common stock. The Registration Rights Agreement provides the Holders with certain rights relating to the registration under the Securities Act of 1933, as amended, of shares of common stock, warrants, and shares of common stock underlying warrants held or to be held by such Holders (the “Securities”).

The Registration Rights Agreement provides the Holders or their permitted assignees with certain demand registration rights, piggyback registration rights and shelf registration rights with respect to the Securities, each subject to certain conditions and limitations. The Company has agreed to pay certain costs and expenses associated with any registration of Securities pursuant to the Registration Rights Agreement, subject to certain limitations.

The description above does not purport to be complete and is qualified in its entirety by the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 30, 2013. Of the 63,624,950 shares of common stock issued and outstanding as of the record date (April 11, 2013), 59,519,218 shares of common stock (approximately 93.55%) were present or represented by proxy at the Annual Meeting. The results of the voting on the matters submitted to the stockholders are as follows.

(1) Election of William H. Cunningham and James E. Duffy as Class I directors to serve until the 2016 annual meeting of stockholders or until their successors have been duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
William H. Cunningham	52,173,448	4,969,554	2,376,216
James E. Duffy	56,584,850	558,152	2,376,216

(2) Approval, by a non-binding advisory vote, of the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
45,897,239	11,039,250	206,513	2,376,216

(3) Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain
57,866,989	29,690	1,622,539

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement, dated May 29, 2013, among Resolute Energy Corporation and SPO Advisory Corp. and certain of its affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2013

RESOLUTE ENERGY CORPORATION

By:	/s/ Michael N. Stefanoudakis
Michael N. Stefanoudakis
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Registration Rights Agreement, dated May 29, 2013, among Resolute Energy Corporation and SPO Advisory Corp. and certain of its affiliates.

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